EVERGREEN INCOME ADVANTAGE FUND

                     Supplement dated May 6, 2003 to the Statement of Additional Information dated April 23, 2003


         The following paragraph replaces in its entirety Part I, Section 2(e)(ii) of the Statement of Preferences (page B-42 of Appendix B to the Statement of Additional Information):

                  (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 360 for all Dividend Periods, and applying the rate obtained against $25,000.